                        SEMIANNUAL REPORT / JUNE 30, 2002

                             AIM GLOBAL TRENDS FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                    VARIIERTE RECHTECKE BY WASSILY KANDINSKY

      CONSIDERED THE FOUNDER OF ABSTRACT ART, WASSILY KANDINSKY ACHIEVES A

          GEOMETRIC RHYTHM IN THIS PAINTING, TRANSLATED FROM GERMAN AS

   "VARIED RECTANGLES." ITS LINES AND FORMS EVOKE UNIVERSAL SYMBOLS OF GROWTH

 SUCH AS ROADS, GRIDS AND BRIDGES. ITS RIGHT ANGLES BRING A SENSE OF ORDER AND

                         STRUCTURE TO THE COMPOSITION.

================================================================================

AIM Global Trends Fund is for shareholders who seek long-term growth of capital. The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of issuers in the following global industry sectors: consumer products and services, financial services, healthcare, infrastructure, natural resources, telecommunications and technology.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Trends Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o Had the advisor not waived fees during the reporting period, total returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o A significant portion of the fund's returns during certain periods was attributable to its investment in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/02, including sales charges

================================================================================
CLASS A SHARES
Inception (9/15/97)         3.74%
1 Year                     -7.89

CLASS B SHARES
Inception (9/15/97)         3.97%
1 Year                     -8.38

CLASS C SHARES
Inception (1/2/98)          5.30%
1 Year                     -4.63

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOU FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.

o The unmanaged Lipper Global Fund Index represents an average of the performance of the 30 largest global mutual funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           Our nation and markets have been shaken lately by terrorism
ROBERT H.           and war, an economic downturn, and a two-year bear market
GRAHAM]             for equities. But perhaps most seriously for us as
                    investors, reports of accounting and other irregularities at a few companies have damaged confidence in corporate governance and financial reporting. Such confidence is essential to the efficient functioning of financial markets.
                    We will support legislative or regulatory changes that may be desirable to assure accurate financial disclosure and sounder business ethics.

                       It is worth noting that, despite extensive media
                    coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the U.S. Financial and regulatory institutions and individual firms are already responding.

   For example, by the time you receive this, the New York Stock Exchange likely will have implemented new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors. They raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. They mandate shareholder votes on equity-based compensation such as stock options. They require chief executives to attest to the accuracy and completeness of information provided to investors. As companies and regulators focus on improving standards in this area, I am certain our markets, and investors' trust in them, will become stronger.

   It is also worth noting, as Federal Reserve Chairman Alan Greenspan did in recent Congressional testimony, that our economy is sound, with manufacturing and services expanding. Inflation is under control, and productivity and profits are rising.

   As I write this, the disconnect between the health of the economy and the bearishness of the equity markets is unusual. Major equity indexes are off from 30% to 75% from their highs. AIM's funds have not been immune. I am well aware that your investments in our funds may have declined, perhaps significantly. Since I and the vast majority of AIM employees invest in our funds, directly or through AIM's retirement plans, we understand how unpleasant this has been. All of us at AIM thank you for staying with us during this period. We are working diligently to maintain your trust and confidence.

   While we certainly believe that the worst is behind us, unfortunately we cannot assure you that you will not experience even further declines if equity markets continue to weaken. All we can be sure of is that at some point, hopefully soon, equities will recover. We continue to position our funds for that recovery.

   As always, we encourage you to see your financial advisor for a portfolio checkup and a fresh look at your investing objectives. Especially during such a tough market, it can be difficult to focus on the long term. Your financial advisor can help.

REASONS FOR LONG-TERM OPTIMISM

Despite recent scandals, we caution shareholders against becoming unduly pessimistic. I am optimistic about the long-term prospects for the U.S. and our markets. A great deal of the world's intellectual capital resides within our borders, and our political and business structure has provided unparalleled incentive for hard work and innovation. As noted investor Warren Buffett observed, anyone who has bet against America the past 250 years has lost.

   Other investments also have appealing potential. The likelihood of stable interest rates is strong, and bonds typically do well in such an environment. Internationally, European economic data point to a pickup in manufacturing and consumer confidence, and in Asia, export-led recovery is a dominant theme.

   However, no one anticipates a return to the heady days of the 1990s. Realistic expectations would serve us all well. Over the very long term, annual returns for domestic equities have averaged approximately 10%; fixed-income investments typically return less.

   As we all know, bull markets do end. So do bear markets. We are hopeful that the equity markets, which many experts consider significantly undervalued right now, will soon recover.

   The following pages contain your fund managers' discussion of factors that influenced your fund and how they managed the fund during the six months covered by this report.

   Briefly, while certain international markets did post positive gains, world stock markets as a whole declined for the first half of 2002. Bucking this trend, AIM Global Trends Fund returned 1.27% for Class A shares at net asset value, significantly outperforming both the MSCI World Index and the Lipper Global Fund Index, which returned -8.82% and -7.00%, respectively, for the same period. The fund also beat the U.S. S&P 500 Index, which returned -13.15%.

   You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
July 29, 2002

DESPITE MARKET CONDITIONS, FUND POSTS MODEST GAIN

HOW DID AIM GLOBAL TRENDS FUND PERFORM DURING THE REPORTING PERIOD?

Although global economic conditions were largely improving, concern over corporate accounting irregularities led many U.S. stocks lower. Certain international markets did post positive gains, particularly in the first quarter. Given this environment, for the six-month period ended June 30, 2002, AIM Global Trends Fund returned 1.27% for Class A shares and 1.11% for Class B and Class C shares, excluding sales charges. The fund significantly outperformed its benchmarks, the MSCI World Index and the Lipper Global Fund Index, which returned -8.82% and -7.00%, respectively for the same period. The fund also handily beat U.S. stocks--represented by the S&P 500 Index--which returned -13.15%.

================================================================================

FUND BEATS INDEXES              [BAR CHART]

Total returns, six months ended 6/30/02

================================================================================

FUND CLASS A SHARES AT NAV     1.27%

MSCI WORLD INDEX              -8.82%

LIPPER GLOBAL FUND INDEX       -7.0%

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

================================================================================

WHAT WERE SOME SIGNIFICANT TRENDS IN THE U.S. ECONOMY AND STOCK MARKET?

During the reporting period, investors largely ignored a spate of good economic news. America's gross domestic product (GDP) grew at an annualized rate of 5.0% in the first quarter and interest rates and inflation remained low. Investors instead focused on fundamental concerns. Indeed, investor sentiment was driven by weak corporate profits, threats of terrorism, and continued news of corporate accounting scandals. Therefore, most major U.S. market indexes posted negative returns for the first half of 2002.

   Despite declines in broad U.S. market indexes, some industries/stocks managed to show promise. Homebuilders, defense companies, and auto-parts makers continued to find favor with investors. Many tech stocks, however, continued to languish and some drug companies struggled with expiring patents and excessive inventories.

   On a capitalization and strategy basis, small-cap stocks outperformed mid- and large-cap stocks and value stocks beat growth stocks.

HOW DID OTHER WORLD MARKETS FARE?

Many international markets posted strong returns in the first quarter of the year. Unfortunately, many reverted to a familiar pattern in the second quarter--following lower U.S. markets. The long-awaited decline in the U.S. dollar however, provided a boost for international fund shareholders. With the dollar declining in the second quarter, funds that purchased stocks in euros or yen gained ground when translated back to U.S. dollars.

   On a regional basis, European markets began the year hampered by negative corporate news in the United States as well as rising unemployment data. Economic conditions began to stabilize, however, and by March unemployment rates began dropping in many of Europe's largest economies. In the last half of the reporting period, however, continued news of U.S. corporate accounting irregularities seemed to poison sentiment worldwide.

   In Asia, markets enjoyed success in the first quarter due in part to upward revisions to economic growth and corporate earnings, as well as interest-rate reductions in some countries. Many Asian markets sold off in the second quarter but still managed positive returns for the first half of the year.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We continued to use a multi-factor model to manage our investment process. This model incorporates measures of profitability, valuation, financial strength and earnings momentum. The fund is committed to owning securities in seven different sectors:

   o    telecommunications

   o    technology

   o consumer products and services (consumer discretionary and consumer staples)

   o    health care

   o    financial services

   o    infrastructure (industrials and materials)

   o    natural resources (energy)

During the reporting period we found the best opportunities in more defensive sectors such as consumer products and health care. As European markets often consist of more defensive securities than U.S. markets, we found good exposure to defensive sectors overseas. Given the current market environment, we continue to have less exposure to telecommunica-

PORTFOLIO COMPOSITION

As of 6/30/02, based on total net assets

                                                                                               [PIE CHART]
==========================================================================================================
TOP 10 HOLDINGS                         TOP 10 INDUSTRIES                            TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------
 1. ENI S.p.A. (Italy)          2.1%      1. Banks                            8.4%   Other Countries 11.5%

 2. Porsche A.G.-Pfd. (Germany) 2.1       2. Integrated Oil & Gas             5.6    U.S.A.          47.2%

 3. Procter & Gamble Co. (The)  1.9       3. Health Care Distributors                Sweden           1.5%
                                             & Services                       5.1
 4. Quest Diagnostics Inc.      1.9                                                  Switzerland      2.3%
                                          4. Automobile Manufacturers         4.4
 5. Tenet Healthcare Corp.      1.9                                                  Australia        3.1%
                                          5. Diversified Commercial Services  3.3
 6. BNP Paribas S.A. (France)   1.8                                                  Italy            3.5%
                                          6. Household Products               3.2
 7. Bank of America Corp.       1.7                                                  Spain            3.8%
                                          7. Construction & Engineering       2.8
 8. UnitedHealth Group Inc.     1.7                                                  Germany          4.7%
                                          8. Wireless Telecommunications
 9. Lowe's Cos., Inc.           1.7          Services                         2.8    Japan            5.4%

10. Royal Bank of Scotland      1.5       9. Managed Health Care              2.7    France           5.7%
    Group PLC (United Kingdom)
                                         10. Semiconductor Equipment          2.6    United Kingdom  11.3%

The fund's portfolio is subject to change, and there is no assurance the fund will continue to hold any particular security.
==========================================================================================================

tions and technology stocks as these sectors continue to look less attractive than other areas.

WHAT FACTORS DROVE COUNTRY EXPOSURE?

Stock selection is not based on country or regional dynamics but on individual stock valuations. During the reporting period, our exposure to non-U.S. securities increased slightly as we found attractive stock valuations in Europe and other foreign stocks. Foreign securities in general are trading at significant discounts to U.S. stocks. In the past, many believed that foreign companies deserved lower valuations as foreign securities sometimes have slower and less consistent earnings growth than U.S. firms. But now that the corporate profitability of many foreign companies is edging closer to that of U.S. firms, the premium U.S. stocks command seems somewhat steep. Given this environment, lower stock valuations for foreign stocks makes them attractive.

CAN YOU DISCUSS SOME PARTICULAR HOLDINGS?

We'll mention three stocks--two that performed well for the fund and one that has recently detracted from fund performance but nonetheless we feel is attractive over the longer term.

o UnitedHealth Group owns and manages organized health systems in the United States and abroad. The company has experienced strong pricing trends and delivered consistent and growing earnings in an environment of economic uncertainty.

o Grupo Dragados is a Spanish infrastructure construction company. The Spanish construction industry has experienced higher than expected growth during the last few years thanks to the government's extensive infrastructure/construction improvement program that is expected to continue until 2007.

o Orange, a cellular telephone provider in France, has been plagued by overcapacity and a weak product pricing environment. The stock has been punished by weakness across the entire sector.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Markets around the world continued to be volatile due to news of accounting irregularities. In the future, however, this disquieting environment might actually make investors feel more confident about corporate America. Corporate governance should improve as company management, accounting firms and regulators redouble their efforts to ensure the integrity of financial statements. Also, corporate profit margins, while disappointing in some cases, are improving and the Federal Reserve Board appeared prepared to leave interest rates unchanged for the near term.

   At the end of the reporting period, there continued to be a considerable amount of cash in lower-returning, short-term instruments. Ironically, stocks are more reasonably priced than they have been in years. Nonetheless, as the economy continues to improve along with corporate governance, stocks around the world could once again gain investor favor.

PORTFOLIO MANAGEMENT TEAM

 Derek S. Izuel (Lead Manager)
 Eric Thaller

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

                                                               MARKET
                                                SHARES         VALUE
DOMESTIC COMMON STOCKS-42.20%

APPAREL RETAIL-1.45%

Limited Brands                                    58,600    $  1,248,180
------------------------------------------------------------------------
Ross Stores, Inc.                                 26,700       1,088,025
========================================================================
                                                               2,336,205
========================================================================

APPLICATION SOFTWARE-1.68%

Fair, Issac and Co., Inc.                         23,500         772,445
------------------------------------------------------------------------
Intuit Inc.(a)                                    38,800       1,929,136
========================================================================
                                                               2,701,581
========================================================================

AUTO PARTS & EQUIPMENT-0.33%

ArvinMeritor, Inc.                                21,900         525,600
========================================================================

BANKS-3.19%

Bank of America Corp.                             39,300       2,765,148
------------------------------------------------------------------------
First Tennessee National Corp.                    24,100         923,030
------------------------------------------------------------------------
Southtrust Corp.                                  55,200       1,441,824
========================================================================
                                                               5,130,002
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.59%

Best Buy Co., Inc.(a)                             26,300         954,690
========================================================================

COMPUTER HARDWARE-1.09%

Dell Computer Corp.(a)                            67,000       1,751,380
========================================================================

CONSUMER FINANCE-1.20%

Countrywide Credit Industries, Inc.               18,800         907,100
------------------------------------------------------------------------
Providian Financial Corp.                        174,300       1,024,884
========================================================================
                                                               1,931,984
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.62%

Apollo Group, Inc.-Class A(a)                     48,900       1,927,149
------------------------------------------------------------------------
Cendant Corp.(a)                                  77,700       1,233,876
------------------------------------------------------------------------
Deluxe Corp.                                      26,800       1,042,252
========================================================================
                                                               4,203,277
========================================================================

DIVERSIFIED FINANCIAL SERVICES-1.85%

Fannie Mae                                        10,800         796,500
------------------------------------------------------------------------
Freddie Mac                                       24,900       1,523,880
------------------------------------------------------------------------
John Nuveen Co. (The)-Class A                     25,600         657,920
========================================================================
                                                               2,978,300
========================================================================

                                                               MARKET
                                                SHARES         VALUE

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.86%

Agilent Technologies, Inc.(a)                     40,800    $    964,920
------------------------------------------------------------------------
Tech Data Corp.(a)                                11,100         420,135
========================================================================
                                                               1,385,055
========================================================================

EMPLOYMENT SERVICES-0.48%

Manpower, Inc.                                    21,000         771,750
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-5.11%

AdvancePCS(a)                                     33,200         794,808
------------------------------------------------------------------------
DaVita, Inc.(a)                                   61,500       1,463,700
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           31,500       1,437,975
------------------------------------------------------------------------
McKesson Corp.                                    34,700       1,134,690
------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.(a)       15,500         408,270
------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         34,600       2,977,330
========================================================================
                                                               8,216,773
========================================================================

HEALTH CARE FACILITIES-1.85%

Tenet Healthcare Corp.(a)                         41,500       2,969,325
========================================================================

HOME FURNISHINGS-0.76%

Mohawk Industries, Inc.(a)                        19,900       1,224,447
========================================================================

HOME IMPROVEMENT RETAIL-1.67%

Lowe's Cos., Inc.                                 59,000       2,678,600
========================================================================

HOUSEHOLD PRODUCTS-3.16%

Clorox Co.                                        26,800       1,108,180
------------------------------------------------------------------------
Dial Corp. (The)                                  48,900         978,978
------------------------------------------------------------------------
Procter & Gamble Co. (The)                        33,500       2,991,550
========================================================================
                                                               5,078,708
========================================================================

INDUSTRIAL CONGLOMERATES-1.27%

General Electric Co.                              70,000       2,033,500
========================================================================

MANAGED HEALTH CARE-2.66%

Coventry Health Care, Inc.(a)                     28,100         798,602
------------------------------------------------------------------------
Oxford Health Plans, Inc.(a)                       8,100         376,326
------------------------------------------------------------------------
UnitedHealth Group Inc.(b)                        29,800       2,728,190
------------------------------------------------------------------------

                                                               MARKET
                                                SHARES         VALUE
MANAGED HEALTH CARE-(CONTINUED)

WellPoint Health Networks Inc.(a)                  4,800    $    373,488
========================================================================
                                                               4,276,606
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.43%

Valero Energy Corp.                               18,400         688,528
========================================================================

PHARMACEUTICALS-1.38%

Johnson & Johnson                                 14,700         768,222
------------------------------------------------------------------------
Pfizer Inc.                                       41,600       1,456,000
========================================================================
                                                               2,224,222
========================================================================

PROPERTY & CASUALTY INSURANCE-1.41%

Progressive Corp.                                 21,900       1,266,915
------------------------------------------------------------------------
Radian Group Inc.                                 20,600       1,006,310
========================================================================
                                                               2,273,225
========================================================================

RAILROADS-0.82%

Union Pacific Corp.                               20,800       1,316,224
========================================================================

SEMICONDUCTOR EQUIPMENT-2.56%

Applied Materials, Inc.(a)                       125,700       2,390,814
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               25,800       1,134,942
------------------------------------------------------------------------
Lam Research Corp.(a)                             32,800         589,744
========================================================================
                                                               4,115,500
========================================================================

SEMICONDUCTORS-0.28%

NVIDIA Corp.(a)                                   25,700         441,526
========================================================================

SOFT DRINKS-0.98%

Pepsi Bottling Group, Inc. (The)                  51,000       1,570,800
========================================================================

SPECIALTY STORES-2.05%

AutoZone, Inc.(a)                                 14,600       1,128,580
------------------------------------------------------------------------
Big 5 Sporting Goods Corp.(a)                     51,200         731,648
------------------------------------------------------------------------
Office Depot, Inc.(a)                             52,300         878,640
------------------------------------------------------------------------
United Rentals, Inc.(a)                           25,700         560,260
========================================================================
                                                               3,299,128
========================================================================

SYSTEMS SOFTWARE-0.47%

Network Associates, Inc.(a)                       38,800         747,676
========================================================================
    Total Domestic Common Stocks (Cost
      $61,939,729)                                            67,824,612
========================================================================

                                                               MARKET
                                                SHARES         VALUE

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-49.36%

AUSTRALIA-3.14%

Australia & New Zealand Banking Group Ltd.
  (Banks)                                        149,800    $  1,628,458
------------------------------------------------------------------------
Boral Ltd. (Construction Materials)              333,800         705,424
------------------------------------------------------------------------
CSR Ltd. (Construction Materials)                203,400         732,461
------------------------------------------------------------------------
Orica Ltd. (Diversified Chemicals)               109,800         592,170
------------------------------------------------------------------------
Westpac Banking Corp., Ltd. (Banks)              151,500       1,386,536
========================================================================
                                                               5,045,049
========================================================================

DENMARK-1.25%

Coloplast A.S.-Class B (Health Care Supplies)     12,600       1,025,881
------------------------------------------------------------------------
H. Lundbeck A.S. (Pharmaceuticals)                37,000         982,769
========================================================================
                                                               2,008,650
========================================================================

FRANCE-5.67%

BNP Paribas S.A. (Banks)                          52,200       2,896,745
------------------------------------------------------------------------
Business Objects S.A. (Application
  Software)(a)                                    20,400         599,386
------------------------------------------------------------------------
Orange S.A. (Wireless Telecommunication
  Services)(a)                                   176,900         816,894
------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                  29,900       1,557,025
------------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)          12,900       2,101,567
------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)           16,900       1,149,685
========================================================================
                                                               9,121,302
========================================================================

GERMANY-4.71%

Altana A.G. (Pharmaceuticals)                      9,572         521,126
------------------------------------------------------------------------
Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)                                  45,823       1,866,735
------------------------------------------------------------------------
Beiersdorf A.G. (Personal Products)               15,500       1,889,246
------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)       6,900       3,299,120
========================================================================
                                                               7,576,227
========================================================================

GREECE-0.68%

Cosmote Mobile Communications, S.A. (Wireless
  Telecommunication Services)                    108,000       1,087,350
========================================================================

HONG KONG-1.47%

Esprit Holdings Ltd. (Apparel Retail)            410,000         783,210
------------------------------------------------------------------------
Kowloon Motor Bus Holdings Ltd. (Trucking)       290,800       1,573,313
========================================================================
                                                               2,356,523
========================================================================

IRELAND-0.59%

Ryanair Holdings PLC-ADR (Airlines)(a)            27,400         955,465
========================================================================

                                                               MARKET
                                                SHARES         VALUE

ISRAEL-0.84%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               20,300    $  1,355,634
========================================================================

ITALY-3.51%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A. (Highways & Railtracks)      169,200       1,406,741
------------------------------------------------------------------------
ENI S.p.A. (Integrated Oil & Gas)                207,600       3,312,112
------------------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A.
  (Multi-Line Insurance)                          69,000         929,224
========================================================================
                                                               5,648,077
========================================================================

JAPAN-5.36%

Canon, Inc. (Office Electronics)                  48,000       1,819,505
------------------------------------------------------------------------
Fast Retailing Co. Ltd. (Apparel Retail)(a)       33,900         737,542
------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                   9,800         398,544
------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment &
  Instruments)                                    16,900       1,228,911
------------------------------------------------------------------------
Nintendo Co. Ltd. (Consumer Electronics)           9,500       1,403,079
------------------------------------------------------------------------
NTT DoCoMo, Inc. (Wireless Telecommunication
  Services)(c)                                       620       1,530,480
------------------------------------------------------------------------
Sharp Corp. (Consumer Electronics)               117,000       1,490,097
========================================================================
                                                               8,608,158
========================================================================

MEXICO-0.81%

Telefonos de Mexico S.A. de C.V.-Class L-ADR
  (Integrated Telecommunication Services)         40,600       1,302,448
========================================================================

NORWAY-0.57%

Telenor ASA (Integrated Telecommunication
  Services)                                      257,900         914,320
========================================================================

PORTUGAL-0.49%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunication Services)                    111,700         791,427
========================================================================

SINGAPORE-0.86%

Fraser & Neave Ltd. (Brewers)                    159,100         706,660
------------------------------------------------------------------------
Want Want Holdings Ltd. (Packaged Foods &
  Meats)                                         696,000         671,640
========================================================================
                                                               1,378,300
========================================================================

SOUTH AFRICA-0.47%

Sasol Ltd. (Oil & Gas-Exploration &
  Production)(a)                                  71,400         762,487
========================================================================

                                                               MARKET
                                                SHARES         VALUE

SPAIN-3.84%

Amadeus Global Travel Distribution, S.A.-
  Class A (Data Processing Services)(a)           79,100    $    507,929
------------------------------------------------------------------------
Compania Espanola de Petroleos, S.A.
  (Integrated Oil & Gas)                          79,200       1,362,469
------------------------------------------------------------------------
Grupo Dragados, S.A. (Construction &
  Engineering)                                   112,500       2,012,248
------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                    47,100       1,288,662
------------------------------------------------------------------------
Telefonica Moviles, S.A. (Wireless
  Telecommunication Services)(a)                 170,400         996,261
========================================================================
                                                               6,167,569
========================================================================

SWEDEN-1.51%

Svenska Cellulosa A.B.-Class B (Paper
  Products)                                       27,700         988,422
------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)                     172,800       1,433,086
========================================================================
                                                               2,421,508
========================================================================

SWITZERLAND-2.32%

Givaudan S. A. (Specialty Chemicals)               2,200         890,628
------------------------------------------------------------------------
Swisscom A.G. (Integrated Telecommunication
  Services)                                        6,900       2,015,856
------------------------------------------------------------------------
Synthes-Stratec, Inc. (Health Care Equipment)      1,335         819,682
========================================================================
                                                               3,726,166
========================================================================

UNITED KINGDOM-11.27%

Amersham PLC (Health Care Equipment)              93,000         826,037
------------------------------------------------------------------------
British Airways PLC (Airlines)(a)                226,810         646,915
------------------------------------------------------------------------
British American Tobacco PLC (Tobacco)            93,400       1,008,381
------------------------------------------------------------------------
Capita Group PLC (Employment Services)           237,520       1,134,863
------------------------------------------------------------------------
Debenhams PLC (Department Stores)                136,400         699,758
------------------------------------------------------------------------
Gallaher Group PLC (Tobacco)                     125,900       1,185,740
------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)              24,850         406,050
------------------------------------------------------------------------
Marks & Spencer Group PLC (Department Stores)    163,176         931,457
------------------------------------------------------------------------
Next PLC (Department Stores)                      27,000         385,361
------------------------------------------------------------------------
Reed Elsevier PLC (Publishing)                   132,200       1,262,282
------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                      273,100       1,116,662
------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)          84,700       2,412,598
------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                     291,500       2,209,695
------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement Retail)      44,700         690,012
------------------------------------------------------------------------

                                                               MARKET
                                                SHARES         VALUE
UNITED KINGDOM-(CONTINUED)

Wolseley PLC (Trading Companies &
  Distributors)(a)                               225,570    $  2,297,162
------------------------------------------------------------------------
WPP Group PLC (Advertising)                      105,800         897,603
========================================================================
                                                              18,110,576
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $71,744,755)                            79,337,236
========================================================================

MONEY MARKET FUNDS-5.02%

STIC Liquid Assets Portfolio(d)                4,029,722       4,029,722
------------------------------------------------------------------------

                                                               MARKET
                                                SHARES         VALUE
STIC Prime Portfolio(d)                        4,029,722    $  4,029,722
========================================================================
    Total Money Market Funds (Cost
      $8,059,444)                                              8,059,444
========================================================================
TOTAL INVESTMENTS-96.58% (Cost $141,743,928)                 155,221,292
========================================================================
OTHER ASSETS LESS LIABILITIES-3.42%                            5,501,066
========================================================================
NET ASSETS-100.00%                                          $160,722,358
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 8.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $141,743,928)*                               $155,221,292
-----------------------------------------------------------
Foreign currencies, at value (cost
  $6,913,925)                                     6,967,631
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  348,917
-----------------------------------------------------------
  Dividends                                         377,718
-----------------------------------------------------------
Investment for deferred compensation plan             2,657
-----------------------------------------------------------
Collateral for securities loaned                 21,667,369
-----------------------------------------------------------
Other assets                                         63,230
===========================================================
     Total assets                               184,648,814
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                             708,103
-----------------------------------------------------------
  Fund shares reacquired                          1,133,482
-----------------------------------------------------------
  Options written (premiums received
     $103,403)                                       49,170
-----------------------------------------------------------
  Deferred compensation plan                          2,656
-----------------------------------------------------------
  Collateral upon return of securities loaned    21,667,369
-----------------------------------------------------------
Accrued distribution fees                           240,789
-----------------------------------------------------------
Accrued trustees' fees                                   11
-----------------------------------------------------------
Accrued transfer agent fees                          29,069
-----------------------------------------------------------
Accrued operating expenses                           95,807
===========================================================
     Total liabilities                           23,926,456
===========================================================
Net assets applicable to shares outstanding    $160,722,358
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $ 85,785,170
___________________________________________________________
===========================================================
Class B                                        $ 70,223,326
___________________________________________________________
===========================================================
Class C                                        $  4,713,862
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           7,699,747
___________________________________________________________
===========================================================
Class B                                           6,438,330
___________________________________________________________
===========================================================
Class C                                             432,554
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.14
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $11.14 divided by
       95.25%)                                 $      11.70
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      10.91
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      10.90
___________________________________________________________
===========================================================


* As of June 30, 2002, securities with an aggregate market value of $20,715,686 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $138,357)                                      $1,636,077
-----------------------------------------------------------
Dividends from affiliated money market funds         96,644
-----------------------------------------------------------
Interest                                                575
-----------------------------------------------------------
Security lending income                              95,028
===========================================================
    Total investment income                       1,828,324
===========================================================

EXPENSES:

Advisory fees                                       781,886
-----------------------------------------------------------
Administrative services fees                         24,795
-----------------------------------------------------------
Custodian fees                                       39,843
-----------------------------------------------------------
Distribution fees -- Class A                        201,454
-----------------------------------------------------------
Distribution fees -- Class B                        375,796
-----------------------------------------------------------
Distribution fees -- Class C                         23,230
-----------------------------------------------------------
Transfer agent fees                                 244,965
-----------------------------------------------------------
Trustees' fees                                        4,932
-----------------------------------------------------------
Other                                               109,254
===========================================================
    Total expenses                                1,806,155
===========================================================
Less: Fees waived                                    (1,178)
-----------------------------------------------------------
    Expenses paid indirectly                         (1,139)
===========================================================
    Net expenses                                  1,803,838
===========================================================
Net investment income                                24,486
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                             893,384
-----------------------------------------------------------
  Foreign currencies                                179,399
===========================================================
                                                  1,072,783
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                             512,248
-----------------------------------------------------------
  Foreign currencies                                (16,125)
-----------------------------------------------------------
  Option contracts written                           54,233
===========================================================
                                                    550,356
===========================================================
Net gain from investment securities, foreign
  currencies and option contracts                 1,623,139
===========================================================
Net increase in net assets resulting from
  operations                                     $1,647,625
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $     24,486    $   (928,133)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           1,072,783      (5,774,860)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts            550,356       3,354,422
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  1,647,625      (3,348,571)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --        (423,628)
------------------------------------------------------------------------------------------
  Class B                                                               --        (318,023)
------------------------------------------------------------------------------------------
  Class C                                                               --         (17,612)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        4,286,715      61,664,467
------------------------------------------------------------------------------------------
  Class B                                                      (11,960,641)     61,251,158
------------------------------------------------------------------------------------------
  Class C                                                           60,712       3,061,572
==========================================================================================
    Net increase (decrease) in net assets                       (5,965,589)    121,869,363
==========================================================================================

NET ASSETS:

  Beginning of period                                          166,687,947      44,818,584
==========================================================================================
  End of period                                               $160,722,358    $166,687,947
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $162,161,574    $169,774,788
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (32,742)        (57,228)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (14,998,388)    (16,071,171)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                             13,591,914      13,041,558
==========================================================================================
                                                              $160,722,358    $166,687,947
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Trends Fund (the "Fund") is a separate series of AIM Series Trust (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each class will be voted on exclusively by the shareholders of such class. The Fund's investment objective is growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund's capital loss carryforward of $15,834,563 as of December 31, 2001 expires as follows:

   CAPITAL LOSS
   CARRYFORWARD           EXPIRATION
   ------------           ----------
    $10,412,542        December 31, 2008
   -------------------------------------
      5,422,021        December 31, 2009
   =====================================
    $15,834,563
    ____________________________________
   =====================================


E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $1,178.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2002, AIM was paid $24,795 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS retained $164,740 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $201,454, $375,796 and $23,230, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $8,035 from sales of the Class A shares of the Fund during the six months ended June 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2002, AIM Distributors retained $483, $0 and $271 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $1,435 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,137 and reductions in custodian fees of $2 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,139.

NOTE 4--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At June 30, 2002, securities with an aggregate value of $20,715,686 were on loan to brokers. The loans were secured by cash collateral of $21,667,369 received by the Fund and subsequently invested in affiliated money market funds as follows: $10,833,685 in STIC Liquid Assets Portfolio and $10,833,684 in STIC Prime Portfolio. For the six months ended June 30, 2002, the Fund received fees of $95,028 for securities lending.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                        2001         2000
                                      --------    ----------
Distribution paid from ordinary
  income                              $759,263    $3,598,575
____________________________________________________________
============================================================


  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                      $(15,834,563)
-----------------------------------------------------------
Unrealized appreciation                          12,747,722
===========================================================
                                               $ (3,086,841)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31 and other deferrals.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $67,385,536 and $80,070,866, respectively.

  The amount of unrealized appreciation of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $20,668,277
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (7,190,913)
===========================================================
Net unrealized appreciation of investment
  securities                                    $13,477,364
___________________________________________________________
===========================================================
Investment have the same costs for tax and financial
reporting purposes.


NOTE 8--CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2002 are summarized as follows:

                                  CALL OPTION CONTRACTS
                                  ---------------------
                                  NUMBER OF    PREMIUMS
                                  CONTRACTS    RECEIVED
                                  ---------    --------
Beginning of period                   --       $     --
-------------------------------------------------------
Written                              298        103,403
=======================================================
End of period                        298       $103,403
_______________________________________________________
=======================================================


  Open call options written at June 30, 2002 were as follows:

                                                         JUNE 30,
                                                           2002
               CONTRACT  STRIKE   NUMBER OF   PREMIUMS    MARKET     UNREALIZED
ISSUE           MONTH    PRICE    CONTRACTS   RECEIVED    VALUE     APPRECIATION
-----          --------  ------   ---------   --------   --------   ------------
UnitedHealth
  Group Inc.    Jul-02    $95        298      $103,403   $49,170      $54,233
________________________________________________________________________________
================================================================================

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                    JUNE 31, 2002                DECEMBER 31, 2001
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
                                                              ----------    ------------    ------------    ------------
Sold:
  Class A                                                      1,734,966    $ 19,450,323      1,051,925     $ 11,552,469
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        419,789       4,584,939        279,609        3,031,532
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        284,352       3,106,587        177,877        2,007,543
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --         35,953          382,178
------------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         26,764          279,423
------------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --          1,515           15,800
========================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                             --              --      5,799,931       61,986,519
------------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --      7,180,237       75,211,095
------------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        300,794        3,146,355
========================================================================================================================
Reacquired:
  Class A                                                     (1,365,008)    (15,163,608)    (1,114,317)     (12,256,699)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,526,859)    (16,545,580)    (1,639,419)     (17,270,892)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (278,270)     (3,045,875)      (190,150)      (2,108,126)
========================================================================================================================
                                                                (731,030)   $ (7,613,214)    11,910,719     $125,977,197
________________________________________________________________________________________________________________________
========================================================================================================================

* As the close of business on September 8, 2001, the Fund acquired all the net assets of AIM Global Consumer Products and Services Fund pursuant to a plan of reorganization approved by AIM Global Consumer Products and Services Fund shareholders on August 17, 2001. The acquisition was accomplished by a tax-free exchange of 13,280,962 shares of the Fund for 7,241,033 shares of AIM Global Consumer Products and Services Fund outstanding as of the close of business on September 8, 2001. AIM Global Consumer Products and Services Fund net assets at that date of $140,343,969 including $3,468,007 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before acquisition were $32,600,604.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                CLASS A(a)
                                         ----------------------------------------------------------------------------------------
                                                                                                              SEPTEMBER 15, 1997
                                                                                                              (DATE OPERATIONS
                                         SIX MONTHS                  YEAR ENDED DECEMBER 31,                  COMMENCED) TO
                                         ENDED JUNE   -----------------------------------------------------   DECEMBER 31,
                                         30, 2002       2001          2000          1999          1998            1997
                                         ----------   -----------   -----------   -----------   -----------   -------------------
Net asset value, beginning of period      $ 11.00       $ 13.33       $ 15.78       $ 11.46       $ 10.63           $ 11.43
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               0.01         (0.10)(b)     (0.19)(b)     (0.06)(b)     (0.02)(b)         (0.01)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.13         (2.17)        (1.11)         5.86          1.01             (0.31)
=================================================================================================================================
    Total from investment operations         0.14         (2.27)        (1.30)         5.80          0.99             (0.32)
=================================================================================================================================
Less distributions:
  Dividends from net investment income         --         (0.06)           --            --         (0.02)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains        --            --         (1.15)        (1.48)        (0.14)               --
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                            --            --            --            --            --             (0.48)
=================================================================================================================================
    Total distributions                        --         (0.06)        (1.15)        (1.48)        (0.16)            (0.48)
=================================================================================================================================
Net asset value, end of period            $ 11.14       $ 11.00       $ 13.33       $ 15.78       $ 11.46           $ 10.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                              1.27%       (17.03)%       (7.90)%       51.93%         9.37%            (2.68)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                $85,785       $80,630       $20,751       $20,595       $17,822           $15,145
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                           2.00%(d)      2.00%         2.00%         1.03%         0.50%             0.50%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                        2.00%(d)      2.25%         2.14%         1.16%         0.50%             0.50%(e)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                      0.28%(d)     (0.94)%       (1.27)%       (0.50)%       (0.21)%           (0.35)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                        45%          154%          260%          147%           28%                1%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $81,249,388.
(e)  Annualized.


                                                                               CLASS B(a)
                                       ------------------------------------------------------------------------------------------
                                                                                                              SEPTEMBER 15, 1997
                                                                                                              (DATE OPERATIONS
                                       SIX MONTHS                   YEAR ENDED DECEMBER 31,                   COMMENCED) TO
                                       ENDED JUNE    ------------------------------------------------------   DECEMBER 31,
                                       30, 2002        2001           2000          1999          1998            1997
                                       ----------    ------------   -----------   -----------   -----------   -------------------
Net asset value, beginning of period    $ 10.80        $ 13.12        $ 15.62       $ 11.41       $ 10.62           $ 11.43
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            (0.01)         (0.15)(b)      (0.26)(b)     (0.13)(b)     (0.07)(b)         (0.02)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         0.12          (2.13)         (1.09)         5.82          1.00             (0.32)
=================================================================================================================================
    Total from investment operations       0.11          (2.28)         (1.35)         5.69          0.93             (0.34)
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                   --          (0.04)            --            --            --                --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                    --             --          (1.15)        (1.48)        (0.14)               --
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                          --             --             --            --            --             (0.47)
=================================================================================================================================
Net asset value, end of period          $ 10.91        $ 10.80        $ 13.12       $ 15.62       $ 11.41           $ 10.62
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                            1.02%        (17.36)%        (8.30)%       51.18%         8.83%            (2.83)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $70,223        $81,459        $22,279       $29,118       $25,555           $19,184
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                         2.50%(d)       2.50%          2.50%         1.53%         1.00%             1.00%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                      2.50%(d)       2.75%          2.64%         1.66%         1.00%             1.00%(e)()
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                   (0.22)%(d)     (1.44)%        (1.77)%       (1.00)%       (0.71)%           (0.85)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                      45%           154%           260%          147%           28%                1%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $75,782,016.
(e)  Annualized.


                                                                                      CLASS C(a)
                                                      ---------------------------------------------------------------------------
                                                                                                              JANUARY 2, 1998
                                                                                                              (DATE SALES
                                                      SIX MONTHS            YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                      ENDED JUNE    ---------------------------------------   DECEMBER 31,
                                                      30, 2002        2001          2000          1999            1998
                                                      ----------    -----------   -----------   -----------   -------------------
Net asset value, beginning of period                    $10.79        $ 13.11       $15.62        $11.40            $10.62
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.01)         (0.16)(b)    (0.26)(b)     (0.13)(b)         (0.08)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       0.12          (2.12)       (1.10)         5.83              1.00
=================================================================================================================================
    Total from investment operations                      0.11          (2.28)       (1.36)         5.70              0.92
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      --          (0.04)          --            --                --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     --             --        (1.15)        (1.48)            (0.14)
=================================================================================================================================
Net asset value, end of period                          $10.90        $ 10.79       $13.11        $15.62            $11.40
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           1.02%        (17.37)%      (8.37)%       51.33%             8.94%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $4,714        $ 4,600       $1,789        $  500            $  249
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                        2.50%(d)       2.50%        2.50%         1.53%             1.00%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                     2.50%(d)       2.75%        2.64%         1.66%             1.00%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (0.22)%(d)     (1.44)%      (1.77)%       (1.00)%           (0.71)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     45%           154%         260%          147%               28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $4,684,574.
(e)  Annualized.

AS OF JUNE 30, 2002

BOARD OF TRUSTEES              OFFICERS                                   OFFICE OF THE FUND

Robert H. Graham               Robert H. Graham                           11 Greenway Plaza
                               Chairman and President                     Suite 100
Frank S. Bayley                                                           Houston, TX 77046
                               Gary T. Crum
Bruce L. Crockett              Senior Vice President                      INVESTMENT ADVISOR

Albert R. Dowden               Carol F. Relihan                           A I M Advisors, Inc.
                               Senior Vice President and Secretary        11 Greenway Plaza
Edward K. Dunn Jr.                                                        Suite 100
                               Dana R. Sutton                             Houston, TX 77046
Jack M. Fields                 Vice President and Treasurer
                                                                          TRANSFER AGENT
Carl Frischling                Stuart W. Coco
                               Vice President                             A I M Fund Services, Inc.
Prema Mathai-Davis                                                        P.O. Box 4739
                               Melville B. Cox                            Houston, TX 77210-4739
Lewis F. Pennock               Vice President
                                                                          CUSTODIAN
Ruth H. Quigley                Karen Dunn Kelley
                               Vice President                             State Street Bank and Trust Company
Louis S. Sklar                                                            225 Franklin Street
                               Edgar M. Larsen                            Boston, MA 02110
                               Vice President
                                                                          COUNSEL TO THE FUND
                                                                          Ballard Spahr
                                                                          Andrews & Ingersoll, LLP
                                                                          1735 Market Street
                                                                          Philadelphia, PA 19103

                                                                          COUNSEL TO THE TRUSTEES

                                                                          Kramer, Levin, Naftalis & Frankel LLP
                                                                          919 Third Avenue
                                                                          New York, NY 10022

                                                                          DISTRIBUTOR

                                                                          A I M Distributors, Inc.
                                                                          11 Greenway Plaza
                                                                          Suite 100
                                                                          Houston, TX 77046

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS  A I M Management Group Inc. has provided leadership in the mutual fund industry since
      MORE AGGRESSIVE                            MORE AGGRESSIVE                1976 and manages approximately $135 billion
                                                                                in assets for more than 9 million shareholders,
AIM Opportunities I(1,2)                    AIM Developing Markets              including individual investors, corporate
AIM Opportunities II(1,2)                   AIM European Small Company          clients and financial institutions.*
AIM Opportunities III(1,2)                  AIM Asia Pacific Growth(2)
AIM Emerging Growth                         AIM International Emerging Growth       The AIM Family of Funds--Registered
AIM Small Cap Growth(3)                     AIM Global Aggressive Growth        Trademark-- is distributed nationwide.
AIM Aggressive Growth                       AIM European Growth(2)              AIM is a subsidiary of AMVESCAP PLC, one
AIM Mid Cap Growth                          AIM Euroland Growth(4)              of the world's largest independent financial
AIM Dent Demographic Trends                 AIM International Growth(2)         services companies with $364 billion in
AIM Constellation                           AIM Global Growth                   assets under management.*
AIM Large Cap Growth                        AIM Worldwide Spectrum
AIM Weingarten                              AIM Global Trends
AIM Small Cap Equity                        AIM International Core Equity(2)
AIM Capital Development
AIM Mid Cap Core Equity(2)                       MORE CONSERVATIVE
AIM Select Equity
AIM Premier Equity II(2)                           SECTOR EQUITY FUNDS
AIM Premier Equity(2)
AIM Blue Chip                                    MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                   AIM New Technology
AIM Charter                                 AIM Global Science and Technology(2)
AIM Basic Value                             AIM Global Energy(5)
AIM Large Cap Basic Value                   AIM Global Infrastructure(4)
AIM Balanced                                AIM Global Financial Services
AIM Basic Balanced                          AIM Global Health Care
                                            AIM Global Utilities
      MORE CONSERVATIVE                     AIM Real Estate

                                                 MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                   TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                            MORE AGGRESSIVE

AIM High Yield II                           AIM High Income Municipal
AIM High Yield                              AIM Municipal Bond
AIM Strategic Income                        AIM Tax-Free Intermediate
AIM Income                                  AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                            MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (4) On 8/23/02, AIM Euroland Growth Fund and AIM Global Infrastructure Fund were closed to new investors. (5) On 9/1/01 AIM Global Resources Fund was renamed AIM Global Energy Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 6/30/02                                       [AIM LOGO APPEARS HERE]
                                                      --Registered Trademark--
                                                      INVEST WITH DISCIPLINE
                                                      --Registered Trademark--

                                                                       GTR-SAR-1

A I M DISTRIBUTORS, INC.